EXHIBIT 4(c)

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          CHICAGOLAND CONCESSIONS, INC.

--------------------------------------------------------------------------------
                    Adopted in accordance with the provisions
                         of Section 242 and Section 245
                         of the General Corporation Law
                            of the State of Delaware
--------------------------------------------------------------------------------


     We, H. Andrew Torchia, President, and Michael P. Holtz, Secretary, of CHICAGOLAND CONCESSIONS, INC., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST:  That the name of the corporation is CHICAGOLAND CONCESSIONS, INC.

     SECOND: That the Certificate of Incorporation of the corporation was filed by the Secretary of State, Dover, Delaware, on the 19th day of September, 1984.

     THIRD: That the text of the Certificate of Incorporation of said CHICAGOLAND CONCESSIONS, INC., as amended, is hereby amended and restated to read in its entirety as follows:

                                  Article First

                                      Name
                                      ----

     The name of the corporation is America Pop, Inc.

                                 Article Second

                                Registered Office
                                -----------------

     The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at such address is the Corporation Trust Company.

                                  Article Third

                                    Purposes
                                    --------

     The nature of the business to be conducted or promoted and the purposes of the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                 Article Fourth

                              Capital Stock Classes
                              ---------------------

     The total number of shares of all shares of capital stock which the Corporation has the authority to issue is 12,000,000 shares of Common Stock (Common Stock), $.001 par value per share.


                                I.  Common Stock
     1.   Dividends.

     The holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     2.   Liquidation.

     In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets of winding up of the Corporation, after distribution in full of the preferred amounts, if any, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

     3.   Voting Rights.

     Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

                              II.  Other Provisions

     1.   Preemptive Rights.

     No stockholder shall have any preemptive rights to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

     2.   Changes in Authorized Capital Stock.

     Any amendment to this Certificate of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation.

                                  Article Fifth

                               Board of Directors
                               ------------------

     1.   Powers of the Board.

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     (a)  To make, alter or repeal the bylaws of the Corporation.

     (b) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

     (c) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any reserve in the manner in which it was created.

     (d) By a majority of the whole Board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution, or amending the bylaws of the Corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     (e) When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation.

     2.   Terms and Number of Board Members.

     The number of members of the Board of Directors will be fixed from time to time by the Board of Directors, but (subject to vacancies) in no event may there be less than three directors. Each Director shall serve until the next annual meeting of stockholders or until his successor is elected.

     If any vacancy occurs in the Board of Directors during a term, the remaining directors, by affirmative vote of a majority thereof, may elect a director to fill the vacancy until the next annual meeting of stockholders.

                                  Article Sixth

                                     Records
                                     -------

     The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                 Article Seventh

     No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the directors or officer is present at or participates in the meetings of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

     1. The material facts as to his interests and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors; or

     2. The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     3. The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                 Article Eighth

                                 Indemnification
                                 ---------------

     The Corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

                                  Article Ninth

                           Arrangements with Creditors
                           ---------------------------

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence or such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

                                  Article Tenth

                          Stockholder Action by Consent
                          -----------------------------

     Any Corporation action upon which a vote of stockholders is required or permitted may be taken without a meeting or vote of stockholders with the written consent of stockholders having not less than a majority of all of the stock entitled to vote upon the action if a meeting were held; provided, that in no case shall the written consent be by holders having less than the minimum percent of the vote required by statute for the proposed corporate action and provided that prompt notice be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

                                Article Eleventh

                                    Amendment
                                    ---------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                 Article Twelfth

     The stockholder and directors shall have the power to hold their meetings and keep the books, documents and papers of the Corporation outside the State of Delaware, at such places as may be from time to time designated by the bylaws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

                               Article Thirteenth

     The name and mailing address of each incorporator is as follows:

     W. J. Reif               Corporation Trust Center
                              1209 Orange Street
                              Wilmington, Delaware  19801

     V. A. Brookens           Corporation Trust Center
                              1209 Orange Street
                              Wilmington, Delaware  19801

     J. L. Austin             Corporation Trust Center
                              1209 Orange Street
                              Wilmington, Delaware  19801


     FOURTH: That the restatement of the Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said AMERICA POP, INC., has caused this certificate to be signed by H. Andrew Torchia, its President, and Michael P. Holtz, its Secretary, this 5th day of September, 1985.

                                   AMERICA POP, INC.


                                   By:  /s/ H. Andrew Torchia
                                     ----------------------------------
                                        H. Andrew Torchia
                                        President

ATTEST


By:  /s/ Michael P. Holtz
    -----------------------------
          Michael P. Holtz
              Secretary


                                AMENDMENT TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                AMERICA POP, INC.

-------------------------------------------------------------------------
                    Adopted in accordance with the provisions
                         of Section 242 and Section 245
                         of the General Corporation Law
                            of the State of Delaware
-------------------------------------------------------------------------


     We, H. Andrew Torchia, President, and Michael P. Holtz, Secretary, of AMERICA POP, INC., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST:  That the name of the corporation is AMERICA POP, INC.

     SECOND: That the Certificate of Incorporation of the corporation was filed by the Secretary of State, Dover, Delaware, on the 19th day of September, 1984, and the Restated Certificate of Incorporation was filed with the Secretary of State, Dover, Delaware, on the 19th day of September, 1985.

     THIRD: That Article Fourth of the Restated Certificate of Incorporation of said AMERICA POP, INC., is hereby amended and restated to read in its entirety as follows:

                                 Article Fourth
                              Capital Stock Classes
                              ---------------------

     The total number of shares of all shares of capital stock which the Corporation has the authority to issue is 120,000,000 shares of Common Stock (Common Stock), $.0001 par value per share.

                                I.  Common Stock

     1.   Dividends.

     The holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     2.   Liquidation.

     In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets of winding up of the Corporation, after distribution in full of the preferred amounts, if any, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

     3.   Voting Rights.

     Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

                              II.  Other Provisions

     1.   Preemptive Rights.

     No stockholder shall have any preemptive rights to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

     2.   Changes in Authorized Capital Stock.

     Any amendment to this Certificate of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation.

     FOURTH: That this Amendment to the Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said AMERICA POP, INC., has caused this certificate to be signed by H. Andrew Torchia, its President, and Michael P. Holtz, its Secretary, this 18th day of October, 1985.

                                   AMERICA POP, INC.


                                   By:  /s/ H. Andrew Torchia
                                       ----------------------------------
                                        H. Andrew Torchia
                                        President
ATTEST

By:  /s/ Michael P. Holtz
    -----------------------------
          Michael P. Holtz
             Secretary


                         SECOND CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                AMERICA POP, INC.

                      (Pursuant to Section 242 of Title 8,
                     Chapter 1 of the Delaware Code of 1953)


     America Pop, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of Title 8, Chapter 1 of the Delaware Code of 1953, does hereby certify as follows:

     FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article I of the Restated Certificate of Incorporation in its entirety and by substituting in lieu of said Article the following new
Article I:

                                    ARTICLE I
                                      NAME

          The name of the Corporation is Amerihost Properties, Inc.


     SECOND: The amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, America Pop, Inc. has caused its corporate seal to be hereunto affixed and the Certificate to be signed by its President and Secretary, this 9th day of September, 1987.


                              AMERICA POP, INC.


                              By:  /s/ H. Andrew Torchia
                                   --------------------------------------
                                   H. Andrew Torchia, President


                              By:  /s/ Michael P. Holtz
                                   --------------------------------------
                                   Michael P. Holtz, Secretary
ATTEST



                         THIRD CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           AMERIHOST PROPERTIES, INC.

                      (Pursuant to Section 242 of Title 8,
                     Chapter 1 of the Delaware Code of 1953)


     Amerihost Properties, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of Title 8, Chapter 1 of the Delaware Code of 1953, does hereby certify as follows:

     FIRST: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth of the Restated Certificate of Incorporation in its entirety and by substituting in lieu of said Article the following new Article Fourth:


                                 ARTICLE FOURTH

                              Capital Stock Classes
                              ---------------------

     The total number of shares of all shares of capital stock which the Corporation has the authority to issue is 5,000,000 shares of Common Stock (Common Stock), $0.005 par value per share.

                               III.  Common Stock

     1.   Dividends.

     The holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     2.   Liquidation.

     In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets of winding up of the Corporation, after distribution in full of the preferred amounts, if any, holders of common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

     3.   Voting Rights.

     Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one non-cumulative vote in respect of each of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

                              IV.  Other Provisions

     1.   Preemptive Rights.

     No stockholder shall have any preemptive rights to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

     2.   Changes in Authorized Capital Stock.

     Any amendment to this Certificate of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation.

     SECOND: The amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and is effective as of October 16, 1989.

     IN WITNESS WHEREOF, Amerihost Properties, Inc. has caused its corporate seal to be hereunto affixed and the Certificate to be signed by its President and Secretary, this 6th day of April, 1990.

                              AMERIHOST PROPERTIES, INC.


                              By:  /s/ Michael P. Holtz
                                   --------------------------------------
                                   Michael P. Holtz, President


                              By:  /s/ Russell J. Cerqua
                                   --------------------------------------
                                   Russell J. Cerqua, Secretary



                         FOURTH CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           AMERIHOST PROPERTIES, INC.

                      (Pursuant to Section 242 of Title 8,
                     Chapter 1 of the Delaware Code of 1953)


     AMERIHOST PROPERTIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of Title 8, Chapter 1 of the Delaware Code of 1953, DOES HEREBY CERTIFY:

     FIRST: The Board of Directors of the Corporation adopted a resolution proposing that the Restated Certificate of Incorporation of the Corporation be amended to increase the number of authorized shares of common stock to 15,000,000, $0.005 par value per share, and to authorize 100,000 shares of Preferred Stock without par value. The Preferred Stock may be issued in series and the Board of Directors shall determine the voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof in accordance with
Section 151 of the Delaware General Corporation Law.

     SECOND: At a special meeting of the shareholders held on May 15, 1990 upon notice in accordance with Section 222 of the Delaware General Corporation Law, a majority of the outstanding stock was voted in favor of the resolutions of the Board of Directors.

     THIRD: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth of the Restated Certificate of Incorporation in its entirety and substituting therefor the following new Article Fourth:

                                 "ARTICLE FOURTH

                              Capital Stock Classes
                              ---------------------

                                V.  Common Stock

     The total number of shares of Common Stock which the Corporation has authority to issue is 15,000,000 shares, $0.005 par value per share.

     1.   Dividends.

     The holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     2.   Liquidation.

     In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferred amounts, if any, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or part of the consideration so received and distribute any balance therefor in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

     3.   Voting Rights.

     Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one non-cumulative vote in respect of each of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

                              VI.  Preferred Stock

     The Corporation shall have authority to issue 100,000 shares of Preferred Stock without par value. The Preferred Stock may be issued in series and the Board of Directors shall determine the voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof in accordance with Section 151 of the Delaware General Corporation Law.

                             VII.  Other Provisions

     1.   Preemptive Rights.

     No stockholder shall have any preemptive rights to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

     2.   Changes in Authorized Capital Stock.

     Any amendment to this Certificate of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation."

     FOURTH: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the delaware General Corporation Law.

     IN WITNESS WHEREOF, AMERIHOST PROPERTIES, INC. has caused this Certificate to be signed by its President and Secretary this 31st day of May, 1990.


                              AMERIHOST PROPERTIES, INC.


                              By:  /s/ Michael P. Holtz
                                   --------------------------------------
                                   Michael P. Holtz, President


                              ATTEST:

                              By:  /s/ Russell J. Cerqua
                                   --------------------------------------
                                   Russell J. Cerqua, Secretary




                         FIFTH CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           AMERIHOST PROPERTIES, INC.

                      (Pursuant to Section 242 of Title 9,
                     Chapter 1 of the Delaware Code of 1953)


     AMERIHOST PROPERTIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of Title 8, Chapter 1 of the Delaware Code of 1953, DOES HEREBY CERTIFY:

     FIRST: The Board of Directors of the Corporation adopted a resolution proposing that the Restated Certificate of Incorporation of the Corporation be amended to increase the number of authorized shares of common stock to 25,000,000, $0.005 par value per share.

     SECOND: At a special meeting of the shareholders held on August 29, 1996 upon notice in accordance with Section 222 of the Delaware General Corporation Law, a majority of the outstanding stock was voted in favor of the resolutions of the Board of Directors.

     THIRD: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth of the Restated Certificate of Incorporation in its entirety and substituting therefor the following new Article Fourth:

                                 "ARTICLE FOURTH

                              Capital Stock Classes
                              ---------------------

                               VIII.  Common Stock

     The total number of shares of Common Stock which the Corporation has authority to issue is 25,000,000 shares, $0.005 par value per share.

     1.   Dividends.

     The holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     2.   Liquidation.

     In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferred amounts, if any, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or part of the consideration so received and distribute any balance therefor in kind to holders of Common Stock. The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

     3.   Voting Rights.

     Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one non-cumulative vote in respect of each share of stock held by him of record on the books of the Corporation on all matters voted upon by the stockholders.

                              IX.  Preferred Stock

     The Corporation shall have authority to issue 100,000 shares of Preferred Stock without par value. The Preferred Stock may be issued in series and the Board of Directors shall determine the voting powers, designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof in accordance with Section 151 of the Delaware General Corporation Law.

                              X.  Other Provisions

     1.   Preemptive Rights.

     No stockholder shall have any preemptive rights to subscribe to an additional issue of stock of any class or series or to any securities of the Corporation convertible into such stock.

     2.   Changes in Authorized Capital Stock.

     Any amendment to this Certificate of Incorporation which increases or decreases the authorized capital stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation."

     FOURTH: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, AMERIHOST PROPERTIES, INC. has caused this Certificate to be signed by its President and Secretary this 10th day of October, 1996.


                              AMERIHOST PROPERTIES, INC.


                              By:  /s/ Michael P. Holtz
                                   --------------------------------------
                                   Michael P. Holtz, President


                              ATTEST:


                              By:  /s/ Russell J. Cerqua
                                   --------------------------------------
                                   Russell J. Cerqua, Secretary